UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On April 19, 2010, UHY LLP (UHY), our independent registered public accounting firm, informed us that effective April 16, 2010, its New England practice was acquired by Marcum LLP (Marcum).  UHY has further informed us that, as a result of this transaction UHY will no longer have staff in New England and, as a result, it is resigning as our independent registered public accounting firm effective April 19, 2010.

UHY audited the Company’s financial statements for the fiscal year ended December 31, 2009 and 2008. The audit reports of UHY of the Company’s financial statements for those years did not contain an adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit report on our fiscal year 2010 financial statements.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) since the appointment of UHY through April 19, 2010.

UHY has issued a letter dated April 22, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective as of April 19, 2010, the Company’s Audit Committee engaged Marcum LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending December 31, 2010.  The Audit Committee has engaged Marcum as a result of the acquisition of UHY’s New England practice by Marcum.  The Audit Committee has received assurances from Marcum that the audit team we engaged at UHY will not be changed and that the business terms and relationship relating to fees and services will be honored by Marcum.  Prior to the appointment of Marcum, the Company had not consulted with Marcum with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1) (v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
16.1
Exhibit Number	Exhibit Description
16.1	Letter from UHY LLP dated April 22, 2010 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 23, 2010	PRESSURE BIOSCIENCES, INC.

By:
Richard T. Schumacher, President and Chief Executive Officer